UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2013

GEOEYE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33015	20-2759725
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2325 Dulles Corner Blvd., 10th Floor, Herndon, Virginia	20171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 480-7500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on January 31, 2013 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of July 22, 2012, as amended, between DigitalGlobe, Inc., a Delaware corporation (“DigitalGlobe”), GeoEye, Inc., a Delaware corporation (“GeoEye”), 20/20 Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of DigitalGlobe (“Merger Sub”), and WorldView, LLC, a Delaware limited liability company and a wholly owned subsidiary of DigitalGlobe (“Merger Sub 2”) (the “Merger Agreement”).

Pursuant to the Merger Agreement, on January 31, 2013 Merger Sub merged with and into GeoEye (the “Merger”), and the separate corporate existence of Merger Sub ceased, with GeoEye continuing as the surviving corporation in the Merger (the “Surviving Corporation”) and the Surviving Corporation was merged with and into Merger Sub 2 (the “Subsequent Merger” and, together with the Merger, the “Combination”), with the separate corporate existence of the Surviving Corporation having ceased and Merger Sub 2 continuing as the surviving company in the Subsequent Merger.

The Merger Agreement is described in more detail in GeoEye’s Current Reports on Form 8-K dated July 23, 2012 and August 30, 2012.

The events described in this Current Report on Form 8-K occurred in connection with the consummation of the Merger.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 31, 2013, the business combination of DigitalGlobe and GeoEye pursuant to the terms of the Merger Agreement was completed. At the effective time of the Merger on January 31, 2013 (the “Effective Time”), Merger Sub merged with and into GeoEye, and the separate corporate existence of Merger Sub ceased, with GeoEye continuing as the surviving corporation in the Merger, and immediately after the Effective Time the Surviving Corporation was merged with and into Merger Sub 2, with the separate corporate existence of the Surviving Corporation having ceased and Merger Sub 2 continuing as the surviving company in the Subsequent Merger. The Merger Agreement and transactions contemplated thereby, including the Merger, were approved by DigitalGlobe’s board of directors and GeoEye’s board of directors. DigitalGlobe’s stockholders approved the issuance of DigitalGlobe common stock in the Merger at the special meeting of DigitalGlobe stockholders held on December 3, 2012, and GeoEye’s stockholders adopted the Merger Agreement at the special meeting of GeoEye stockholders held on December 3, 2012.

In accordance with the terms of the Merger Agreement, GeoEye common stockholders had the right to elect prior to an election deadline of January 29, 2013, either 1.137 shares of DigitalGlobe common stock and $4.10 per share in cash (referred to as the “mixed cash/stock consideration”), 100% of the consideration in cash ($20.27) (referred to as the “cash consideration”) or 100% of the consideration in stock (1.425 shares of DigitalGlobe common stock), for each share of GeoEye common stock they own, with the amount of cash and stock subject to proration depending upon the elections of GeoEye common stockholders, such that the aggregate consideration mix reflects the ratio of 1.137 shares of DigitalGlobe common stock and $4.10 per share in cash. In respect of each share for which a valid election was not made by the election deadline, former GeoEye stockholders will receive 1.137 shares of DigitalGlobe common stock and $4.10 per share in cash.

Additionally, pursuant to the terms of the Merger Agreement, at the effective time of the Merger:

(i)	each share of GeoEye Series A convertible preferred stock was converted into (A) an amount of cash (without interest) equal to $4.10 in cash for each share of GeoEye common stock into which such share of GeoEye Series A convertible preferred stock was convertible immediately prior to the effective time of the Merger; and (B) 1.000 share of the newly created DigitalGlobe Series A convertible preferred stock;

(ii)

each outstanding GeoEye stock option was converted into an option to acquire, on the same terms and conditions applicable to the GeoEye stock option immediately before completion of the Merger, shares of DigitalGlobe common stock, except that (A) the number of shares of DigitalGlobe common stock subject to each such converted option is equal to the product, rounded down to the nearest whole number of shares, of (1) the number of shares of GeoEye common stock subject to such GeoEye stock option and (2) the common stock exchange ratio (which is 1.425 shares of DigitalGlobe common stock for each share of GeoEye common stock), and (B) the per-share exercise price of each such converted option is equal to the per-share exercise price applicable to such GeoEye stock option divided by the common stock exchange ratio (rounded up to the nearest whole cent);

(iii)	each outstanding award of GeoEye restricted stock units was converted into the right to receive, on the same terms and conditions applicable to the award of GeoEye restricted stock units immediately before completion of the Merger, (A) a maximum number of shares of DigitalGlobe common stock, rounded down to the nearest whole share, determined by multiplying the maximum number of shares of GeoEye common stock subject to such award by the mixed cash/stock election ratio (which is 1.137 shares of DigitalGlobe common stock for each share of GeoEye common stock) and (B) a maximum amount of cash, rounded down to the nearest whole cent, determined by multiplying the maximum number of shares of GeoEye common stock subject to such award by the mixed cash/stock election per share cash amount (which is $4.10 in cash per share). The foregoing is subject to the DigitalGlobe board of directors (or a committee thereof) taking any actions it deems appropriate to adjust, in accordance with and subject to the terms of the applicable plans, awards and agreements, the vesting provisions of all outstanding GeoEye restricted stock units the vesting of which is contingent upon the achievement of specified GeoEye performance metrics;

(iv)	the DigitalGlobe board of directors (or a committee thereof) will take actions it deems appropriate to adjust, in accordance with and subject to the terms of the applicable plans, awards and agreements, the performance metrics of all outstanding GeoEye long-term cash awards, the value or vesting of which is contingent upon the achievement of specified GeoEye performance metrics;

(v)	each holder of a GeoEye restricted stock award made an election as described above in subparagraph (i) of this Item 2.01 and in a manner consistent with the principles set forth in the Merger Agreement (with such adjustments to such procedures as determined by GeoEye in its sole discretion consistent with the terms of the GeoEye stock plans); but with respect to any GeoEye restricted stock award that did not become vested upon the consummation of the Merger, such restricted stock awards were converted into DigitalGlobe restricted stock awards and DigitalGlobe restricted cash awards in accordance with the mixed cash/stock consideration and (i) any DigitalGlobe common stock to be issued in respect of such award will be subject to the same terms and conditions (including vesting and forfeiture restrictions) as were applicable to the corresponding GeoEye restricted stock award immediately before completion of the Merger and (ii) any cash payable in respect of such GeoEye restricted stock award will be subject to the same terms and conditions (including vesting and forfeiture restrictions) as were applicable to the GeoEye restricted stock award immediately before completion of the Merger, such that such cash will be paid to the holder of such GeoEye restricted stock award by the surviving corporation in the merger only if and to the extent (and at the time) that such GeoEye restricted stock award otherwise would have become vested and non-forfeitable;

(vi)	the GeoEye employee stock purchase plan was terminated upon the completion of the Merger; and

(vii)	pursuant to the Merger Agreement, DigitalGlobe has agreed to assume all the obligations of GeoEye under GeoEye’s stock plans, each GeoEye stock option, each GeoEye restricted stock award and each GeoEye restricted stock unit outstanding at the effective time of the Merger and the agreements evidencing these grants.

Additionally, pursuant to the terms of the Merger Agreement, Cerberus Capital Management, L.P. and certain of its affiliates (collectively, “Cerberus”) had the right to designate one director to be appointed to DigitalGlobe’s Board. Cerberus designated General Michael P.C. Carns (USAF, Ret.) as a DigitalGlobe Class II director for a term expiring at the DigitalGlobe annual meeting in 2014.

The description of the Merger and the Merger Agreement contained in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated herein by reference to GeoEye’s Current Reports on Form 8-K dated July 23, 2012 and August 30, 2012.

GeoEye is a leading provider of geospatial information and insight for decision makers and analysts who need a clear understanding of our changing world to protect lives, manage risk and optimize resources. Each day, organizations in defense and intelligence, public safety, critical infrastructure, energy and online media rely on GeoEye’s Earth imagery, geospatial expertise and enabling technology to support important missions around the globe. Widely recognized as a pioneer in high-resolution satellite imagery, GeoEye has evolved into a complete provider of geospatial intelligence solutions.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On January 31, 2013, GeoEye notified NASDAQ of the completion of the Merger and requested that trading of GeoEye common stock on the NASDAQ Global Select Market be suspended. GeoEye also requested that NASDAQ file with the SEC a notification on Form 25 to remove the GeoEye common stock from listing on the NASDAQ Global Select Market and from registration under Section 12(b) of the Exchange Act.

In addition, GeoEye intends to file with the SEC a certification and notice of termination on Form 15 requesting the termination of the registration of GeoEye common stock under Section 12(g) of the Exchange Act.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information under Item 2.01 of this report is incorporated herein by reference.

ITEM 5.01. CHANGES IN CONTROL OF THE REGISTRANT.

The disclosure under Item 2.01 of this report is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Pursuant to the terms of the Merger Agreement, on January 31, 2013, the Merger occurred, and the separate existence of the Merger Sub ceased, with GeoEye continuing as the Surviving Corporation and the Surviving Corporation was merged with an into Merger Sub 2, with the separate corporate existence of the Surviving Corporation having ceased and Merger Sub 2 continuing as the surviving company in the Subsequent Merger. The surviving company in the Subsequent Merger was renamed GeoEye, LLC. All of the individuals who were serving as directors of GeoEye immediately prior to the Merger ceased serving in such capacities, and Jeffrey Tarr, Yancey Spruill and Daniel Jablonsky became the directors of GeoEye, LLC. Mr. Tarr, Mr. Spruill and Mr. Jablonsky are each executive officers of DigitalGlobe.

In addition, following the completion of the Merger, all of the individuals who were serving as officers of GeoEye immediately prior to the effective time of the Merger ceased serving in such capacities. Among others, Mr. Tarr, the President and Chief Executive Officer of DigitalGlobe, was appointed as the President of GeoEye, LLC.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Pursuant to the terms of the Merger Agreement, on January 31, 2013, the Merger occurred, and the separate existence of the Merger Sub ceased, with GeoEye continuing as the Surviving Corporation and the Surviving Corporation was merged with an into Merger Sub 2, with the separate corporate existence of the Surviving Corporation having ceased and Merger Sub 2 continuing as the surviving company in the Subsequent Merger. The surviving company in the Subsequent Merger was renamed GeoEye, LLC. As of the effective time of the Merger, the certificate of incorporation of GeoEye, as the surviving corporation in the Merger, was amended and restated in its entirety to read as the certificate of incorporation of Merger Sub, and the by-laws of GeoEye were amended and restated in their entirety to read as the bylaws of Merger Sub. Following the Subsequent Merger, the limited liability company agreement of Merger Sub 2 as in effect immediately prior to the Subsequent Merger was amended and restated in its entirety to become the limited liability company agreement of GeoEye, LLC, and the certificate of formation of Merger Sub 2 as in effect immediately prior to the Subsequent Merger was amended in its entirety to become the certificate of formation of GeoEye, LLC.

The amended and restated certificate of incorporation and by-laws are attached hereto as Exhibit 3.1 and Exhibit 3.2 respectively, and are incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On January 31, 2013, GeoEye discharged the indentures governing GeoEye’s outstanding 9.625% Senior Secured Notes due 2015 and 8.625% Senior Secured Notes due 2016 (together, the “GeoEye Notes”) and, in connection therewith, called the GeoEye Notes for redemption.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 22, 2012, by and among DigitalGlobe, Inc., 20/20 Acquisition Sub, Inc., WorldView, LLC, and GeoEye, Inc. (incorporated by reference to Exhibit 2.1 to GeoEye’s Current Report on Form 8-K filed with the SEC on July 23, 2012).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of August 30, 2012, by and among DigitalGlobe, Inc., 20/20 Acquisition Sub, Inc., WorldView, LLC, and GeoEye, Inc. (incorporated by reference to Exhibit 2.1 to GeoEye’s Current Report on Form 8-K filed with the SEC on August 30, 2012).

3.1	Amended and Restated Certificate of Incorporation of GeoEye, Inc., effective as of January 31, 2013.

3.2	Amended and Restated By-Laws of GeoEye, Inc., effective as of January 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOEYE, LLC (as successor by merger to GeoEye, Inc.)

	By:	/s/ Daniel L. Jablonsky
Name: Daniel L. Jablonsky
Title: Vice President and Secretary

Date: January 31, 2013

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 22, 2012, by and among DigitalGlobe, Inc., 20/20 Acquisition Sub, Inc., WorldView, LLC, and GeoEye, Inc. (incorporated by reference to Exhibit 2.1 to GeoEye’s Current Report on Form 8-K filed with the SEC on July 23, 2012).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of August 30, 2012, by and among DigitalGlobe, Inc., 20/20 Acquisition Sub, Inc., WorldView, LLC, and GeoEye, Inc. (incorporated by reference to Exhibit 2.1 to GeoEye’s Current Report on Form 8-K filed with the SEC on August 30, 2012).

3.1	Amended and Restated Certificate of Incorporation of GeoEye, Inc., effective as of January 31, 2013.

3.2	Amended and Restated By-Laws of GeoEye, Inc., effective as of January 31, 2013.